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                 THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Agreement"), dated as of June 30, 1999, by and among IRON DYNAMICS, INC., an Indiana corporation (the "Borrower") , the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit agreement referred to below ( the "Agent").

                                    RECITALS:

     WHEREAS the Borrower, certain lenders, the Agent and Mellon Bank, N.A., as Issuing Bank, entered into a Credit Agreement, dated as of December 31, 1997, as amended by the Amendment and Waiver, dated as of June 10, 1998 and by the Second Amendment to Credit Agreement, dated as of March 15, 1999 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower;

     WHEREAS, the Borrower has requested the Lenders to effect certain amendments and waivers to the Credit Agreement and the Required Lenders are willing to do so to the extent provided herein;

     WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

     Section 1.              Amendments to Credit Agreement.

(a) Section 6.03 (h) of the Credit Agreement is hereby amended by (i) changing the words "Unsecured Indebtedness of the Borrower to SDI in an aggregate principal amount not exceeding $10,000,000 at any time outstanding", which appears at the beginning thereof, to read "Unsecured Indebtedness of the Borrower to SDI in an aggregate principal amount not exceeding $25,000,000 at any time outstanding" and (ii) adding at the end thereof the following:

               Such documentation, in the form of each of Exhibits FF and GG hereto, shall provide that the subordinated promissory note evidencing such Indebtedness and the rights of SDI thereunder shall not be sold or transferred by SDI without the prior written consent of the required Lenders except to (i) the Lenders and/or the Agent, as provided in the SDI Subordination Agreement and
               (ii) the lenders and/or the agents party to the Credit Agreement (Amended and Restated) dated as of June 30, 1994 and amended and restated as of June 30, 1997, entered into by SDI, the Lenders party thereto from time to time, Mellon Bank, N.A., as agent and as issuing bank, and certain co-agents named therein.

(b) Exhibit FF (Subordinated Promissory Note) to the Credit Agreement is hereby amended by substituting therefore Exhibit FF (consisting of a form of subordinated promissory note and a form of letter agreement from SDI with respect thereto) attached hereto.

(c) For the purpose of extending the deadline for achieving the Preliminary Acceptance Date, the date "June 30, 1999" appearing in each of the following Sections of the Credit Agreement is hereby changed to "March 31, 2000":

     Section 3.26, titled "Project Compliance With Laws; Permits"

     Section 5.01 (j) (viii), titled "Notice of Certain Events"

     Section 5.14, titled "Construction of the Project"

     Section 6.19, titled "Change Orders"

     Section 7.01 (q) and 7.01 (v), titled "Events of Default"


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(d)  For the purpose of extending the deadline for achieving the Final
     Acceptance Date, the date "March 31, 2000" appearing in each of the following Sections of the Credit Agreement is hereby changed to "December 31, 2000"

     Section 5.01 (j) (viii), titled "Notice of Certain Events"

     Section 5.14, titled "Construction of the Project"

     Section 6.19, titled "Change Orders"

     Section 7.01 (q) and 7.01 (v), titled "Events of Default"

(e) The date "December 31, 2000" appearing in Section 5.14 of the Credit Agreement is hereby changed to "September 30, 2001".

(f) Section 6.01 (c) of the Credit Agreement is hereby amended to read in its entirety as follows:

               (c) Negative EBITDA. During the period from January 1, 1998 through December 31, 2000 cumulative negative EBITDA of the Borrower at the end of any fiscal quarter shall not exceed the sum of (i) $7,000,000 and (ii) an amount, not to exceed $8,000,000, which is equal to the amount by which the aggregate principal amount of unsecured Indebtedness of the Borrower to SDI outstanding at the end of such quarter (or, in the case of the quarter ending June 30, 1999, outstanding on July 31, 1999) as a result of advances by SDI in accordance with Section 6.03 (h) hereof exceeds $10,000,000; provided, that if, on any date in any fiscal quarter commencing with the fiscal quarter in which the Preliminary Acceptance Date occurs, the amount of unsecured Indebtedness to SDI outstanding in accordance with Section 6.03
               (h) hereof is less than $25,000,000, the maximum amount of cumulative negative EBITDA (the EBITDA Cap") permitted by the preceding terms of this Section 6.01 (c) at the end of such quarter will be reduced by an amount equal to (A) the difference between $25,000,000 and the principal amount of such unsecured Indebtedness to SDI outstanding at the end of such quarter minus amounts by which the EBITDA Cap previously has been so reduced under this proviso divided by (B) four minus the number of fiscal quarters in which the EBITDA Cap previously has been so reduced. In the event that the amount of such unsecured Indebtedness to SDI increases subsequent to one or more such reductions to the EBITDA Cap, the amount of such increase shall be restored to the EBITDA Cap on a one-for-one basis up to the amount of such previous reductions. In no event shall the EBITSA Cap be reduced below $7,000,000.

(g) Section 6.01 (d) if the Credit Agreement is hereby amended to read in its entirety as follows:

               (d) Funded Indebtedness to EBITDA. The ratio of (x) Funded Indebtedness minus the amount of funded Indebtedness of the Borrower to SDI outstanding in accordance with Section 6.03 (h) hereof, minus the amount on deposit in the Debt Service Reserve Account to (y) EBITDA for each Measurement Period ending in the calendar years 1999 or 2000 shall be not greater than 4.0 to 0 on the last day of each such Measurement Period and for each Measurement Period ending after the calendar year 2000, shall be not greater than 4.0 to 1 on the last day of each such Measurement Period.

(h) The definition of "EBITDA" appearing in Section 1.01 of the Credit Agreement is hereby amended by adding thereto, prior to the words "all as determined in accordance with GAAP", the following:

               Plus (j) the amount of insurance deductibles paid, to the extent included in determining such Net Income, and minus (k) insurance proceeds received to the extent included (and not offset by a corresponding loss) in determining such Net Income,

(i) Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of "Financial Covenant Date" and "Measurement Period" appearing therein to read, in each case in its entirety, as follows:

               "Financial Covenant Date" shall mean the earlier of (a) the last day of the first fiscal quarter after the Final Acceptance Date and (b) March 31, 2001.

               "Measurement Period" (i) for purposes of Section 6.01 shall have meaning set forth in Section 6.01 (b) and (ii) for all other purposes shall mean a period of four consecutive calendar quarters.

(j) Section 9.14 of the Credit Agreement is hereby amended by adding thereto a new Subsection 9.14 (f) to read in its entirety as follows:


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               (f)  Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") the option to fund all or part of any Loan that such Granting Lender would otherwise be obligated to fund pursuant to this Agreement: provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to fund any part of such Loan, the Granting Lender shall be obligated to fund such Loan pursuant to the terms hereof. The funding of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were funded by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or payment under this agreement for which a Lender would otherwise be liable for so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment. This Section 9.14 (f) may not be amended without the prior written consent of each Granting Lender, all or any part of whose Loans is being funded by an SPC at the time of such amendment.

(k) Article III of the Credit Agreement is hereby amended by adding thereto a new Section 3.33 to read in its entirety as follows, and by its execution hereof the Borrower hereby represents and warrants as follows:

              3.33. Year 2000. The Borrower has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review, program and inquiry, the Borrower believes that the "Year 2000 Problem" will not have a Material Adverse Effect on the Borrower. From time to time, at the request of the Agent the Borrower shall provide to the Agent such updated information or documentation as is requested regarding the status of Borrower's efforts to address the "Year 2000 Problem".

     Section 2. Consent to Amendment of Subordinated Promissory Note. The Agent and the Required Lenders hereby consent to the amendment, in the manner described in Sections 1 (a) and 1 (b) if this Agreement, of the Subordinated Promissory Note (the "Subordinated Promissory Note") dated as of March 15, 1999 from the Borrower to SDI and the attachment thereof to the Subordination Agreement (the "SDI Subordination Agreement"), dated as of March 15, 1999, made by the Borrower and SDI in favor of the Lenders and the Agent.

     Section 3. Waiver With Respect to Mechanics Lien. The Required Lenders hereby waive any Event of Default and any Potential Default which may have arisen pursuant to Section 7.01 (j) of the Credit Agreement as a result of the recording on November 19, 1998 in the office of the Recorder DeKalb County, Indiana, of a Notice of Intention to Hold Mechanics Lien by Taft Contracting Company, Inc. (such lien, the "Taft Mechanics Lien"), provided, that, as of and after July 15, 1999, such waiver shall terminate and have no further effect if on such date the Agent shall not have received a copy of a surety bond providing for the payment of all obligations (up to $1,500,000) relating to such Taft Mechanics Lien and a stipulation and order providing for release of the real estate and improvements of the Borrower and SDI from the Taft Mechanics Lien, together with evidence that each thereof has been duly recorded, and in each case in form and substance satisfactory to the Agent.

     Section 4. Directions to Agent. The Required Lenders hereby direct the Agent to execute and deliver the Agreement.

     Section 5. Miscellaneous. (a) This Agreement shall become effective, as of its date, upon (i) the execution and delivery hereof by the Required Lenders, the Borrower and the Agent and (ii) the delivery to the Agent of a fully executed copy of the SDI Subordination Agreement in the form of Exhibit GG to the Credit Agreement, to which there has been attached a copy of the Subordinated Promissory Note delivered by IDI to SDI in the form of part of Exhibit FF attached to the Agreement, and of the letter agreement which is part of Exhibit FF Attached to the Agreement.

     (b) The Credit Agreement, as amended or modified by this Agreement, is in all respects ratified, approved and confirmed and shall, as so amended and modified, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Credit Agreement and in the other Loan Documents shall be deemed to be references to the Credit Agreement as amended and modified by this Agreement.

     (c) This Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

     (d) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counter parts shall constitute but one and the same instrument.


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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this agreement as of the date first above written.

                                           IRON DYNAMICS, INC.

                                           By:         s/s  Larry Lehtinen
                                              -------------------------------
                                           Title: Vice President

                                           Mellon Bank
                                           By:         s/s Jack Walsh
                                              -------------------------------
                                           Title:  Vice President

                                           Kreditanstalt fur Wiederaufbau
                                           By:         s/s Illegible
                                              -------------------------------
                                           Title:    First Vice President &
                                                       Senior Project Manager

                                           National City Bank, Indiana
                                           By:         s/s Gerald Witte
                                              -------------------------------
                                           Title:   Senior Vice President

                                           LaSalle Bank National Association
                                           By:         s/s Illegible
                                              -------------------------------
                                           Title:   Assistant Vice President




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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this agreement as of the date first above written.

                                           IRON DYNAMICS, INC.

                                           By:         s/s  Larry Lehtinen
                                              -------------------------------
                                           Title: Vice President

                                           Mellon Bank
                                           By:         s/s Jack Walsh
                                              -------------------------------
                                           Title:  Vice President

                                           Kreditanstalt fur Wiederaufbau
                                           By:         s/s Illegible
                                              -------------------------------
                                           Title:    First Vice President &
                                                       Senior Project Manager

                                           National City Bank, Indiana
                                           By:         s/s Gerald Witte
                                              -------------------------------
                                           Title:   Senior Vice President

                                           National City Bank, Indiana
                                           f/k/a Fort Wayne National Bank
                                           By:         s/s Gerald Witte
                                              -------------------------------
                                           Title:   Senior Vice President

                                           LaSalle Bank National Association
                                           By:         s/s Illegible
                                              -------------------------------
                                           Title:   Assistant Vice President




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